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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   JANUARY 18, 2002
DATE OF EARLIEST EVENT REPORTED:    JANUARY 16, 2002

                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)


MARYLAND                       0-1743                         52-0735512
(State or other         (Commission File Number)             (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)
                       10275 LITTLE PATUXENT PARKWAY
                       COLUMBIA, MARYLAND 21044-3456

                 (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (410) 992-6000

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ITEM 5.       OTHER EVENTS.

     On Thursday, January 17, 2002, the Registrant announced it was selling
14.5 million shares of common stock for aggregate gross proceeds to the Registrant of $397.3 million ($27.40-per-share). Deutsche Banc Alex. Brown Inc. is underwriting the offering and has an option to buy up to an additional 2.175 million shares to cover over-allotments.

     The common stock is being offered through a prospectus supplement dated January 16, 2002 under the Registrant's shelf registration statement. The prospectus supplement has been filed with the Securities and Exchange Commission.

     Filed herewith are copies of:

(a) Underwriting Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc., dated January 16, 2002, in connection with the offering of common stock of Registrant (the "Offering") as described in the Prospectus Supplement, dated January 16, 2002 (the "Prospectus Supplement"), under the Registrant's Registration Statement on Form S-3 (Registration No. 333-67137) (the "Registration Statement").

(b) Pricing Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc., dated January 16, 2002, in connection with the Offering.

(c) Opinion of Piper Marbury Rudnick & Wolfe LLP as to the validity of common stock of Registrant offered pursuant to the Prospectus Supplement.

(d)  Opinion of Arnold & Porter as to certain federal income tax matters.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired:

         Not applicable.

(b)      Pro Forma Financial Information:

         Not applicable.

(c)      Exhibits:

         The following exhibits are incorporated by reference into the Registration Statement as exhibits to such Registration Statement:


 Exhibit to
  Form 8-K         Exhibit to Registration Statement/Description
------------       ---------------------------------------------

    1.1 Exhibit 1.4 - Underwriting Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc. in connection with the Offering.

    1.2 Exhibit 1.5 - Pricing Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc. in connection with the Offering.

    23.1 Exhibit 23.6 - Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.3 to the Registration Statement).

    23.2           Exhibit 23.7 - Consent of Arnold & Porter (included in
                   Exhibit 8.1 to the Registration Statement).

    99.1 Exhibit 5.3 - Opinion of Piper Marbury Rudnick & Wolfe LLP as to the validity of common stock of Registrant.

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    99.2           Exhibit 8.1 - Opinion of Arnold & Porter as to certain
                   federal income tax matters.





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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: January 18, 2002


                              THE ROUSE COMPANY


                              By:  /s/ Melanie M. Lundquist
                                   -----------------------------------------
                                   Melanie M. Lundquist
                                   Vice President and Corporate Controller





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                               EXHIBIT INDEX


                 Exhibit      Description*
                 -------      -----------

                    1.1 Exhibit 1.4 - Underwriting Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc. in connection with the Offering.

                    1.2 Exhibit 1.5 - Pricing Agreement entered into between Registrant and Deutsche Banc Alex. Brown Inc. in connection with the Offering.

                   23.1 Exhibit 23.6 - Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.3 to the Registration Statement).

                   23.2 Exhibit 23.7 - Consent of Arnold & Porter (included in Exhibit 8.1 to the Registration Statement).

                   99.1 Exhibit 5.3 - Opinion of Piper Marbury Rudnick & Wolfe LLP as to the validity of common stock of Registrant.

                   99.2 Exhibit 8.1 - Opinion of Arnold & Porter as to certain federal income tax matters.

                   *Exhibit numbers in Description are exhibit numbers for
                    the Registration Statement.

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